Organization	12 Months Ended
Dec. 31, 2013
Organization
Note 1. Organization

Eurasia Energy Limited ("the Company") (an exploration stage company) is engaged in oil and gas exploration.

On November 28, 2005, the Company signed a memorandum of understanding (“MOU”) with the State Oil Company of the Azerbaijan Republic ("SOCAR") which granted the Company the exclusive right to negotiate an Exploration, Rehabilitation, Development and Production Sharing Agreement ("ERDPSA") for a 600 square kilometer oil and gas block in the Republic of Azerbaijan (the “Alyat-Deniz Project”). The effective date of the MOU was December 7, 2005. The Alyat-Deniz Project is located in the shallow coastal waters of the Azerbaijan sector of the Caspian Sea approximately 70 kilometers south of the Azerbaijan capital of Baku.

Under the terms of the MOU, the Company had 12 months to negotiate and sign the ERDPSA with SOCAR. The MOU provided for termination in the event that the Company and SOCAR did not sign an agreement on the basic commercial principles and provisions of an ERDPSA on or before December 7, 2006. The termination date passed without the parties agreeing on the commercial principles and the MOU terminated. The Company has completed a comprehensive study and initial development plan for the Alyat-Deniz Project which was the subject of the MOU.

On February 10, 2010, the Company entered into a participation agreement (“Participation Agreement”) with Arawak Energy Limited (“Arawak”), Arawak’s wholly owned subsidiary, Commonwealth Oil & Gas Company Limited (“Commonwealth”) and Nicholas W. Baxter (“Baxter”). The Participation Agreement brings final resolution to the litigation proceedings among the Company, Baxter, Arawak and Commonwealth which had been ongoing since 2006. Immediately upon the representatives of Commonwealth being given access to the project data on March 9, 2010, Arawak, Commonwealth, the Company and Baxter executed and delivered mutual releases and counsel for Commonwealth filed a Joint Minute in the Scottish Court of Session which disposed of the litigation among Arawak, Commonwealth, the Company and Baxter with effect on March 16, 2010.

The Participation Agreement establishes the terms upon which the parties will co-operate with each other to identify and seek to obtain a direct or indirect interest in upstream oil and gas projects. Commonwealth will reimburse the Company for 51% of certain of the Company’s agreed third party costs incurred to date. Commonwealth is entitled to receive 51% interest in certain upstream oil and gas projects in the Republic of Azerbaijan which either Baxter or the Company identify for a period of two years from the date of the Participation Agreement. Commonwealth has agreed to provide the Company with a limited cost to carry on the Company’s 49% interest. The Company’s has been reimbursed by Commonwealth for 51% of the Company’s agreed third party costs incurred to date in connection with its attempts to obtain an upstream oil and gas project in the Azerbaijan Republic.

During 2012, the Company determined it had exhausted all avenues for advancing its interest in the Alyat – Deniz Project in Azerbaijan and as such, the Company will no longer pursue future development.

The Company's offices in Anguilla, B.W.I. and Aberdeenshire, Scotland are currently provided on a rent free basis. Due to limited Company operations, any facilities expenses (other than rent) are not material and have not been recognized in these financial statements.